UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): June 25, 2013

SPHERIX INCORPORATED
(Exact Name of Registrant as Specified in Charter)

Delaware	0-5576	52-0849320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7927 Jones Branch Drive, Suite 3125 Tysons Corner, VA	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 992-9260

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

On June 25, 2013, Spherix Incorporated (the “Company”) sold an aggregate of 100,000 shares of its newly designated Series E Convertible Preferred Stock (the “Series E Preferred Stock”) to an accredited investor for a per share price of $5.00 with gross proceeds to the Company of $500,000 pursuant to a subscription agreement (the “Subscription Agreement” and the transaction, the “Private Placement”).

            Each share of Series E Preferred Stock is convertible, at the option of the holder at any time, into one (1) share of the Company’s common stock, $0.0001 par value per share (the “Common Stock”) and has a stated value of $0.0001.  Such conversion ratio is subject to adjustment in the case of stock splits, stock dividends, combination of shares and similar recapitalization transactions.   The Company is prohibited from effecting the conversion of the Series E Preferred Stock to the extent that, as a result of such conversion, the holder will beneficially own more than 4.99% (or, if such limitation is waived by the holder upon no less than 61 days prior notice, 9.99%) in the aggregate of the issued and outstanding shares of the Company’s Common Stock calculated immediately after giving effect to the issuance of shares of Common Stock upon the conversion of the Series E Preferred Stock.

The foregoing description of the Private Placement does not purport to be complete and is qualified in its entirety by reference to the complete text of (i) the Certificate of Designation of Preferences, Rights and Limitations of Series E Convertible Preferred Stock filed as Exhibit 3.1 hereto and (ii) the form of Subscription Agreement filed as Exhibit 10.1 hereto, each of which is incorporated herein by reference.

The securities described above were all sold and/or issued only to “accredited investors,” as such term is defined in the Securities Act, were not registered under the Securities Act or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(2) and Regulation D (Rule 506) under the Securities Act and corresponding provisions of state securities laws.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits.

The exhibit listed in the following Exhibit Index is furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description

3.1	Certificate of Designation of Preferences, Rights and Limitations of Series E Convertible Preferred Stock, filed with the Secretary of State of Delaware on June 25, 2013
10.1	Form of Subscription Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 26, 2013

SPHERIX INCORPORATED

By: /s/ Robert Clayton
Name: Robert Clayton
Title: Chief Financial Officer